SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                      Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                              ADVANTEGO CORPORATION
                (Name of Registrant as Specified In Its Charter)

                    William T. Hart - Attorney for Registrant
                 ----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ]Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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                              ADVANTEGO CORPORATION
                             1 Park Plaza, Suite 600
                                Irvine, CA 92614
                                 (949) 627-8977

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders:

      Notice is hereby given that a special meeting of the stockholders (the "Meeting") of Advantego Corporation, a Colorado Corporation (the "Company") will be held at 1 Park Plaza, Suite 600, Large Conference Room, Irvine, CA 92614 for the following purposes:

(1)  to approve amendments to the Company's Articles of Incorporation;

     i.   to reduce the quorum required at shareholders' meetings; and

     ii. to allow shareholders owning a majority of the Company's outstanding shares to approve actions without a meeting;

(2) to approve a reverse split of the Company's common stock, should the board of directors believe this to be in the best interests of the Company's shareholders, in a ratio that will be determined by the Company's board of directors.

(3) to approve an amendment to the Company's Articles of Incorporation to increase the Company's authorized capitalization to 100,000,000,000 shares of common stock.

     The special meeting will be held in two parts. The first part will be held on ____ at 10:00 a.m. (Pacific Time), at which items (1) and (2) above will be voted on. For some unknown reason, the Colorado Constitution requires that 30 days' notice be given for any meeting at which a corporation's authorized capital stock will be increased. As a result, the second part of the meeting will be held on _____ 2020 at 10:00 a.m. Pacific Time.

     __________ is the record date for the determination of stockholders entitled to notice of and to vote at both Part 1 and Part 2 of the Meeting (the "Record Date"). Holders of the Company's common stock, and Series B preferred stock are entitled to one vote per share at the special meeting of shareholders. Holders of the Company's Series A preferred stock are entitled to 1,000 votes per share at the special meeting of shareholders.

     Shareholders of the Company owning approximately __% of the Company's outstanding common stock and all of the outstanding shares of the Company's Series A preferred stock (two persons) intend to one vote in favor of the proposal to come before the meeting.

                                       ADVANTEGO CORPORATION

                                        Robert W. Ferguson
                                       Chief Executive Officer


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                    PLEASE INDICATE YOUR VOTING INSTRUCTIONS
                           ON THE ATTACHED PROXY CARD,
                    AND SIGN, DATE AND RETURN THE PROXY CARD.
                    TO SAVE THE COST OF FURTHER SOLICITATION,
                              PLEASE VOTE PROMPTLY.

                              ADVANTEGO CORPORATION
                             1 Park Plaza, Suite 600
                                Irvine, CA 92614
                                 (949) 627-8977

                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Company's directors for voting at the special meeting of shareholders to be held on __, 2020 (Part 1) and __, 2020 (Part 2) and at all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposal set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address shown above or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was posted on the Company's website on or about _____________.

      As of December 17, 2019 the Company had:

     1) 404,410,580 outstanding shares of common stock, with each common share entitled to one vote at the special meeting;

     2) 100,000 outstanding shares of Series A preferred stock, with each share entitled to 1,000 votes at the special meeting; and

     3) 240,000 outstanding shares of Series B preferred stock with each share entitled to one vote at the special meeting.

     Provided a quorum consisting of a majority of the shares entitled to vote is present at the meeting, the adoption of the proposals to come before the meeting will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.

     Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as having voted against the proposal to be considered at the meeting.


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                             PRINCIPAL SHAREHOLDERS

    The following table lists, as of December 17, 2019 the shareholdings of (i) each person owning beneficially 5% or more of the Company's common stock; (ii) each executive officer and director of the Company, and (iii) all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment power over his shares of common stock.

      Name and Address                Number of Shares         Percent of Class

      Robert W. Ferguson                4,576,454                   5.9%
      1 Park Plaza, Suite 600
      Irvine, CA 92614

      Fred Popke                        4,651,454                   6.0%
      1 Park Plaza, Suite 600
      Irvine, CA 92614

      Tracy A. Madsen                      64,795                    NIL
      17 N. Foxhill Rd.
      North Salt Lake, UT 84054

      John J. Carvelli                         --                     --
      450 Vista Roma
      Newport Beach, CA  92660

      James Mason                              --                     --
      1 Park Plaza, Suite 600
      Irvine, CA 92614

      All Officers and Directors        9,292,703                    12%
      as a group (5 persons)

      The following table lists, as of December 17, 2019 the shareholdings of each person owning the Company's Series A preferred stock. Unless otherwise indicated, each owner has sole voting and investment power over his shares of preferred stock:

      Name and Address                Number of Shares (1)     Percent of Class
      ----------------                ----------------         ----------------

      Robert W. Feguson                    50,000                    50%
      1 Park Plaza, Suite 600
      Irvine, CA 92614

      Fred Popke                           50,000                    50%
      1 Park Plaza, Suite 600
      Irvine, CA 92614


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(1)  Each Series A preferred share is convertible into one share of the
     Company's common stock and is entitled to 1,000 votes on any matter submitted to the Company's shareholders.

      The following table lists, as of December 17, 2019 the shareholdings of each person owning the Company's Series B preferred stock. Unless otherwise indicated, each owner has sole voting and investment power over his shares of preferred stock:

      Name and Address                Number of Shares (1)     Percent of Class
      ----------------                ----------------         ----------------

      Steve Olson                          30,000                    13%
      30-4 Woodland Hills Drive
      Southgate, Kentucky 41071

      Joseph Smith                         25,000                    10%
      725 College Terrace
      Niagara Falls, NY 14305

      Stuart Rubin                         25,000                    10%
      5876 N.W. 54th Circle
      Coral Springs, FL 33067

      Robert W. Feguson                    80,000                    33%
      1 Park Plaza, Suite 600
      Irvine, CA 92614

      Fred Popke                           80,000                    33%
      1 Park Plaza, Suite 600
      Irvine, CA 92614

(1) Each Series B preferred share is convertible into one-half of a share of the Company's common stock and is entitled to one vote on any matter submitted to the Company's shareholders.

                          PROPOSAL TO REDUCE THE QUORUM
                       REQUIRED AT SHAREHOLDERS' MEETINGS

     The Colorado Business Corporation (the "BCA") provides that a quorum at any meeting of a corporation's shareholders, unless otherwise provided in the Articles of Incorporation, must be a majority of the votes entitled to be cast at the meeting. A corporation's Articles of Incorporation may provide for a lesser number, provided that a quorum may not be less than one third of the shares entitled to be cast at any meeting.

     The Company's Articles of Incorporation do not contain any provision regarding a quorum being less than a majority of the votes entitled to be cast at the meeting.


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     Over 50% of the Company's  outstanding  shares are held in the nominee name of the Depository Trust Company (i.e., in "street name"). Since the shareholders who actually own these shares are not "shareholders of record", the shares must be voted through brokers, banks or other nominees. Obtaining the votes of shareholders whose shares are held in street name is difficult, and in some cases corporations are required to hire proxy solicitors to obtain the votes needed for a quorum. To avoid the time and effort needed to obtain a quorum for any meeting of the Company's shareholders, the Company's directors recommend that the Company's Articles of Incorporation be amended by adding the following to Article Fourth of the Articles of Incorporation:

     The presence in person, or by proxy, of one-third of the votes entitled to be cast on any matter by a voting group at any shareholders' meeting constitutes a quorum of that voting group for action on that matter.

      The Company's Board of Directors recommends that stockholders vote FOR this proposal.

                     PROPOSAL TO ALLOW SHAREHOLDERS OWNING A
                  MAJORITY OF THE COMPANY'S OUTSTANDING SHARES
                      TO APPROVE ACTIONS WITHOUT A MEETING

     Any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if the Company's Articles of Incorporation provide that the shareholders holding shares having not less than the minimum number of votes that would be necessary to take such action at a meeting (at which all of the shares entitled to vote were present and voted) consent to such action in writing.

     The Company's Articles of Incorporation do not contain any such provisions.

      Allowing shareholders to take action without a meeting saves the Company the time and expense of holding a shareholders' meeting when the action to be taken at the meeting would be approved in any event.

      Accordingly, the Company's directors recommend that the Company's Articles of Incorporation be amended by adding the following to Article Fourth of the Articles of Incorporation:

      Any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if shareholders holding shares having not less than the minimum number of votes that would be necessary to take such action at a meeting (at which all of the shares entitled to vote were present and voted) consent to such action in writing.

      If the proposal to increase the Company's capitalization is approved, the Amendment to the Company's Articles of Incorporation, a copy of which is attached to this proxy statement, will be filed with the Colorado Secretary of State.

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      The Company's Board of Directors recommends that stockholders vote FOR this proposal.

              PROPOSAL TO APPROVE A REVERSE SPLIT OF THE COMPANY'S
            COMMON STOCK, SHOULD THE BOARD OF DIRECTORS BELIEVE THIS
            TO BE IN THE BEST INTERESTS OF ADVANTEGO'S SHAREHOLDERS,
                       IN A RATIO THAT WILL BE DETERMINED
                      BY THE COMPANY'S BOARD OF DIRECTORS.

      The Company's common stock trades on the OTCQB tier of the OTC Markets Group. Among other requirements, a stock must have a minimum bid price of $0.01 to be eligible to trade on the OTCQB tier. As of December 17, 2019 the closing price of the Company's common stock was approximately $0.001. In addition, the closing price of the Company's common stock has been less than $0.01 per share since September 19, 2019.

     In an effort to increase the price of the Company's common stock stockholders are being requested to approve a reverse split of the outstanding shares of the Company's common stock by a ratio that will be determined by the Company's Board of Directors, provided that, in any case, the reverse split ratio will not be greater than 400 for 1. The Company's Board of Directors has not made any determination as to whether it will actually proceed with a reverse split of the Company's common stock; it is only seeking the shareholders' approval for such a step at this time. The Company's Directors believe that, since it is not possible to predict future market conditions, it would be in the best interests of the stockholders to adopt a reverse split of the Company's outstanding common stock that allows the Board of Directors to determine whether or not to proceed with a stock split and if so, to determine the ratio of the stock split. The proposed reverse stock split would combine a whole number of outstanding shares of the Company's common stock into one share of common stock, thus reducing the number of outstanding shares without any corresponding change in the Company's par value. As a result, the number of shares of the Company's common stock owned by each stockholder would be reduced in the same proportion as the reduction in the total number of shares outstanding, so that the percentage of the outstanding shares owned by each stockholder would remain unchanged.

     The Company's Board of Directors reserves the right, even after stockholder approval, to forego the reverse stock split if it determines such action is not in the Company's best interests or the best interests of the Company's stockholders. If the reverse split is abandoned, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time. If the reverse stock split is adopted, there will be no change in the number of authorized shares of the Company's common stock. The primary reason for the reverse split stock is to increase the trading price of the Company's common stock, by reducing the number of the Company's outstanding shares, and increasing the number of shares the Company can issue in the future.

     While the Company expects that the reverse stock split will increase the market price of its common stock, the Company cannot guarantee that the reverse stock split will increase the market price of its common stock by a multiple


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

equal to the reverse split ratio, or result in any permanent increase in the market price, which can be dependent upon many factors, including the Company's business and financial performance and prospects. Should the market price decline after the reverse stock split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the reverse stock split. In some cases the stock price of companies that have adopted reverse stock splits has subsequently declined to pre-reverse split levels. Accordingly, the Company cannot assure its shareholders that the market price of its common stock immediately after the effective date of the reverse stock split will be maintained for any period of time, or that the reverse stock split will not have an adverse effect on the Company's stock price. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in the Company's overall market capitalization. If the per share price does not increase proportionately as a result of the reverse stock split, the Company's overall market capitalization will be reduced.

     The Company's Articles of Incorporation provide that the Company is presently authorized to issue 15,000,000,000 shares of common stock. The reverse split, if adopted, would not change the number of shares of common stock which the Company is authorized to issue. However, a reverse split would reduce the number of the Company's outstanding shares, which would enable the Company to issue more shares than it would be able to issue if the reverse split was not adopted.

     Notwithstanding that above, as of the date of this proxy statement, the Company did not have any definitive agreements, arrangements, plans, intentions or commitments, written or oral, with any person to sell or issue any additional shares of its common stock, whether for cash or otherwise, except for the Company's obligation to issue common stock upon the exercise of outstanding options and warrants or the conversion of notes.

     The Company would still have approximately 1,300 shareholders after the reverse stock split and would continue to be registered under Section 12 of the Securities Exchange Act of 1934.

     The Company will pay $0.001 for any fractional share resulting from the reverse stock split. To obtain payment, send a request to the Company at:

      Advantego Corporation
      c/o Chief Executive Officer
      1 Park Plaza, Suite 600
      Irvine, CA 92614

      Include in your request the name in which your shares are registered and your address.

     If the reverse split is adopted, shareholders owning less than one share after the adoption of the reverse split are entitled to Dissenter's Rights under Colorado law. See Dissenter's Rights below.

     The Company's Board of Directors recommends that stockholders vote FOR this proposal.

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

        PROPOSAL TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY

     As of December 17, 2019 the Company was authorized to issue 15 billion shares of Common Stock and there were 404,410,580 shares of Common Stock outstanding, with approximately 88 billion shares needed to be reserved for the issuance upon conversion of outstanding notes. The agreements with most of the holders of the Company's convertible notes require the Company to reserve with its transfer agent a multiple of the shares which the Company may be required to issue upon the conversion of the notes. As of December 17, 2019 the Company was required to reserve for issuance approximately 88 billion shares. However, the actual number of shares which the Company would be required to issue as of December 17, 2019 upon the conversion of all outstanding notes would be approximately 22 billion shares of common stock.

     Consequently, the Company does not have sufficient shares to meet the share reserve requirements as provided by the terms of its agreements with the note holders.

     As a general matter, the Board of Directors does not believe the currently available number of unissued shares of Common Stock is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with possible future acquisitions, equity and equity-based financings, possible future awards under employee benefit plans, stock dividends, stock splits, and other corporate purposes. Therefore, the Board of Directors has approved the increase in authorized shares of Common Stock as a means of providing the Company with the flexibility to act with respect to the issuance of either the Common Stock or securities exercisable for, or convertible into Common Stock in circumstances which they believe will advance the interests of the Company and its stockholders without the delay of seeking an amendment to the Articles of Incorporation at that time.

     The Company currently does not have sufficient funds to fund operations and pay its debt obligations as they become due. As a result, the Board of Directors is considering, and will continue to consider, various financing options, including the issuance of Common Stock or securities convertible into Common Stock from time to time to raise additional capital necessary to support the future growth of the Company. As a result of the increase in authorized capital, the Board of Directors will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving Common Stock or other securities convertible into Common Stock, including, without limitation, public offerings or private placements of such Common Stock or securities convertible into Common Stock. With the increase to 100 billion shares of authorized Common Stock the Company could raise substantial funds through the issuance of convertible debt to help fund operations and pay its debt obligations. The issuance of such convertible notes and the subsequent conversion by those noteholders could cause the Company to issue substantial shares of its Common Stock, causing dilution to existing shareholders.

     The additional shares of Common Stock which may be authorized for issuance may be issued for any proper purpose from time to time upon authorization by the Board of Directors, without further approval by the stockholders unless required




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by applicable law, rule or regulation,  including,  without limitation, rules of any trading market that the Company's Common Stock may trade on at that time. Shares may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

     The increase in the authorized shares of Common Stock is not intended to be as a means of preventing or dissuading a change in control or takeover of the Company. However, use of these shares for such a purpose is possible. Authorized but unissued or unreserved shares of Common Stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the increase in authorized shares of Common Stock may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

     The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional Common Stock or securities convertible into or exercisable for Common Stock.

     The holders of Common Stock will not realize any dilution in their percentage of ownership of our company or their voting rights as a result of the increase. However, issuances of significant numbers of additional shares of Common Stock in the future (i) will dilute stockholders' percentage ownership of our company and (ii) if such shares are issued at prices below what current stockholders paid for their shares, may dilute the value of current stockholders' shares.

     The increase in authorized capital will not change the terms of the Company's outstanding Common Stock. The additional Common Stock for which authorization is sought will have the same voting rights and liquidation rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized.

     The Company is presently authorized to issue 10,000,000 shares of preferred stock, If adopted, the proposal to increase the number of common shares which the Company is authorized to issue will not have any effect on the Company's preferred stock.

     If the proposal to increase the Company's capitalization is approved, the Amendment to the Company's Articles of Incorporation, a copy of which is attached to this proxy statement, will be filed with the Colorado Secretary of State.

     No dissenters' or appraisal rights under Colorado law are afforded to the Company's stockholders as a result of the approval of the increase in the authorized capital.

     The Company's Board of Directors recommends that stockholders vote FOR this proposal.


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                   PROVISIONS PERTAINING TO DISSENTER'S RIGHTS
                   Title 7, Article 113 of the Colorado Revised Statutes

7-113-101. Definitions. For purposes of this article:

     (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article. (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

     (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102.    Right to dissent.

     (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

     (a) Consummation of a plan of merger to which the corporation is a party if:

            (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

            (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;


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

     (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and

     (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

     (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by the more than two thousand shareholders, at the time of:

     a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b)  The  record  date  fixed  under   section   7-107-104   to   determine
          shareholders entitled to sign writings consenting to the corporate action; or

     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the National Association of Securities Dealers automated quotation system or will be held of record by more than two thousand shareholders;

     (c)  Cash in lieu of fractional shares; or

     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

     (2)  (Deleted by amendment, L.96, p.1321, ss.30, effective June 1, 1996).

     (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

     (4) A shareholder entitled to dissent and to obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

            (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

            (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

                                     PART 2

                             PROCEDURE FOR EXERCISE
                              OF DISSENTERS' RIGHTS

7-113-201. Notice of dissenters' rights.

     (1) If a  proposed  corporate  action  creating  dissenters'  rights  under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the propose action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

     (2) If a  proposed  corporate  action  creating  dissenters'  rights  under section  7-113-102 is authorized  without a meeting of shareholders  pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the propose action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-302(2).

7-113-202. Notice of intent to demand payment.

     (1) If a  proposed  corporate  action  creating  dissenters'  rights  under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall;

     (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

     (b)  Not vote the shares in favor of the proposed corporate action.

     (2) If a  proposed  corporate  action  creating  dissenter's  rights  under section  7-113-102 is authorized  without a meeting of shareholders  pursuant to section 7-107-104 and if notice of dissenter's rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

     (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters' notice.

     (1) If a  proposed  corporate  action  creating  dissenter's  rights  under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

     (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

      (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

      (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

      (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment and demand is received;

      (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

      (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

      (f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

      (g)  Be accompanied by a copy of this article.

7-113-204.   Procedure to demand payment.

     (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

      (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

      (b)  Deposit the shareholder's certificates for certificated shares.

     (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

     (3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates is irrevocable.

     (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205.   Uncertificated shares.

     (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

     (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206.   Payment.

     (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102, or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

      (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

      (b) A statement of the corporation's estimate of the fair value of the shares;

      (c)  An explanation of how the interest was calculated;

      (d) A statement of the dissenter's right to demand payment under section 7-113-209 and

      (e)  A copy of this article.

7-113-207.    Failure to take action.

      (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

      (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 and 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

      (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-114-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

      (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

     (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

     (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

     (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

     (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                                     PART 3

                          JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action.

      (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

     (2) The corporation  shall commence the proceeding  described in subsection
(1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which domestic corporation merged into, or whose shares were acquired by the foreign corporation would have commenced the action that corporation were subject to the first sentence of this subsection (2).

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section in plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgement for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees.

      (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

     (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                      WHERE YOU CAN FIND MORE INFORMATION

      The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C.20549, as well as in the SEC's public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC's public reference rooms. The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC's web site is http://www.sec.gov.

                                    GENERAL

      The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

      The Company's Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

                              ADVANTEGO CORPORATION
               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

     Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder's Meeting to Be Held on _______, 2020 (Part 1) and _______, 2020 (Part 2).

     1.   This notice is not a form for voting.

     2. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

     3. The Notice of the Special Meeting of Shareholders and related Proxy Statement are available at www.advantego.com.

     4. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before __________________to facilitate timely delivery.

     Part 1 of the special meeting of the Company's shareholders will be held at
1  Park  Plaza,   Suite  600,  Large  Conference  Room,   Irvine,  CA  92614  on
__________________, at 10:00 a.m. Pacific Time, for the following purposes:

     (1)  to approve amendments to the Company's Articles of Incorporation;

          (i)  to reduce the quorum required at shareholders' meetings; and

          (ii) to  allow  shareholders   owning  a  majority  of  the  Company's
               outstanding shares to approve actions without a meeting;

     (2) to approve a reverse split of the Company's common stock, should the board of directors believe this to be in the best interests of the Company's shareholders, in a ratio that will be determined by the Company's board of directors.

     Part 2 of the special meeting of the Company's shareholders will be held at
1  Park  Plaza,   Suite  600,  Large  Conference  Room,   Irvine,  CA  92614  on
__________________, at 10:00 a.m. Pacific Time, for the following purpose:

          to approve an amendment to the Company's Articles of Incorporation to increase the Company's authorized capitalization to 100 billion shares of common stock.

     The  Board  of  Directors   recommends  that   shareholders  vote  FOR  the
aforementioned proposals.

     __________________is the record date for the determination of shareholders entitled to notice of and to vote at both Part 1 and Part 2 of the meeting. Holders of the Company's common stock and Series B preferred stock may cast one vote for each share held. Holders of the Company's Series A preferred stock are entitled to 1,000 votes per share at the special meeting of shareholders.

     Shareholders     may     access     the     following      documents     at
www.advantego.com/investor:

     o    Notice of the  Special  Meeting of  Shareholders;
     o    Company's Proxy Statement;
     o    Proxy Card; and
     o    December 31, 2018 10-K report.

      Shareholders may request a paper copy of the Proxy Materials and Proxy Card by calling (949) 627-8977, by emailing the Company at shareholders @advantego.com, or by visiting www.advantego.com/investor/notifications and indicating if you want a paper copy of the proxy materials and proxy card:

     o    for this meeting only; or
     o    for this meeting and all other meetings.

     If you have a stock certificate registered in your name, or if you have a proxy from a shareholder of record on __________________, you can, if desired, attend the special meeting and vote in person. Shareholders can obtain directions to the 2020 special shareholders' meeting at www.advantego.com/contact.

      Please visit www.advantego.com/investor to print and fill out the Proxy Card. Complete and sign the proxy card and mail the Proxy Card to:

                              Advantego Corporation
                             1 Park Plaza, Suite 600
                                Irvine, CA 92614
                                 (949) 627-8977

                                      PROXY

                              ADVANTEGO CORPORATION
           This Proxy is solicited by the Company's Board of Directors

The undersigned stockholder of the Company acknowledges receipt of the Notice of the Special Meeting of Stockholders to be at 1 Park Plaza, Suite 600, Large Conference Room, Irvine, CA 92614, and hereby appoints Robert W. Ferguson with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. Part 1 of the Special Meeting will be held at 10:00 a.m. (Pacific Time) on ______, 2020. Part 2 of the Special Meeting will be held at 10:00 a.m. (Pacific Time) on ______, 2020. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

     (1)  to reduce the quorum required at shareholders' meetings;

                    ?  FOR            ?  AGAINST              ? ABSTAIN

     (2) to allow shareholders owning a majority of the Company's outstanding shares to approve actions without a meeting; and

                    ?  FOR            ?  AGAINST              ? ABSTAIN

     (3) to approve a reverse split of the Company's common stock, should the board of directors believe this to be in the best interests of the Company's shareholders, in a ratio that will be determined by the Company's board of directors.

                        ?  FOR              ?  AGAINST              ? ABSTAIN

     (4) to approve an amendment to the Company's Articles of Incorporation to increase the Company's authorized capitalization to 100 billion shares of common stock.

                    ?  FOR            ?  AGAINST              ? ABSTAIN

    to transact such other business as may come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1-4.

Dated this ____ day of _____________, 2020.

                                        ---------------------------------------
                                        (Signature)

                                        ---------------------------------------
                                        (Print Name)

               Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign.

       Executors, trustees, and other fiduciaries should so indicate when signing. Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

               Send your proxy by regular mail, email, or fax to:

                          Advantego Technologies, Inc.
                             Attn: Legal Department
                             1 Park Plaza, Suite 600
                                Irvine, CA 92614
                                 (949) 627-8977
                        Email: shareholders@advantego.com
                               Fax: (949) 272-0059